AMENDED AND RESTATED SUBSIDIARY GUARANTY


New York, New York                                            December 13, 2005,
                                    as amended and restated as of August 9, 2007

     FOR VALUE RECEIVED, and in consideration of note purchases from, or credit otherwise extended or to be extended by Laurus Master Fund, Ltd. ("Laurus") to or for the account of Tarpon Industries, Inc., a Michigan corporation (the "Parent") and each other Eligible Subsidiary (as defined in the Security Agreement referred to below, collectively, the "Eligible Subsidiaries", and together with the Parent, the "Companies" and each, a "Company") from time to time and at any time and for other good and valuable consideration and to induce Laurus, in its discretion, to purchase such notes or make other extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable, each of the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as "Guarantors" or "the undersigned") acknowledges, confirms and agrees that Laurus has and shall continue to have the benefit of the guaranty of the Guarantors pursuant to the Original Subsidiary Guaranty (as defined below) and unconditionally guaranties to Laurus, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of each Company to Laurus and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which such Company or one or more parties and such Company is or may become liable to Laurus, whether incurred by such Company as maker, endorser, drawer, acceptor, guarantors, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Laurus, whether arising under, out of, or in connection with (i) that certain Securities Purchase Agreement dated as December 13, 2005 by and between the Parent and Laurus (the "Securities Purchase Agreement") and (ii) each Related Agreement referred to in the Securities Purchase Agreement, (iii) that certain Security Agreement dated as of the date hereof by and among the Parent, the Eligible Subsidiaries named therein and Laurus (the "Security Agreement") and (iv) each Ancillary Agreement referred to in the Security Agreement (the Securities Purchase Agreement and each Related Agreement and the Security Agreement and each Ancillary Agreement, as each may be amended, modified, restated and/or supplemented from time to time, are collectively referred to herein as the "Documents"), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of such Company to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Company under any of the Bankruptcy and Insolvency Act (Canada) (the "BIA"), the Companies' Creditors Arrangement Act (the "CCAA") or Title 11, United States Code, including, without limitation,

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obligations or indebtedness  of any Company for  post-petition  interest,  fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Securities Purchase Agreement and the Security Agreement, as applicable. In furtherance of the foregoing, the undersigned hereby jointly and severally agrees as follows:

     1. No Impairment. Laurus may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with any Company or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Laurus and any Company or any such other party or person, or make any election of rights Laurus may deem desirable under the United States Bankruptcy Code, as amended, the BIA, the CCAA, or any other federal, provincial or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law") without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger, amalgamation or consolidation of any Company, or any Guarantor, or any change in the composition, nature, personnel or location of any Company or any Guarantor and shall extend to any successor entity to each Company and Guarantor, including a debtor in possession or the like under any Insolvency Law.

     2. Guaranty Absolute. Subject to Section 6(c) hereof, each of the undersigned jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Company with respect thereto. The Guarantors hereby knowingly accept the full range of risk encompassed within a contract of "continuing guaranty" which risk includes the possibility that a Company will contract additional obligations and liabilities for which Guarantors may be liable hereunder after such Company's financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not such Company has properly authorized incurring such additional obligations and liabilities. The undersigned acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to any Company, have been made by Laurus to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to any Company shall be governed solely by the provisions of the Documents. The liability of each of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or

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enforceability  of any Document or other  documents,  instruments  or agreements relating to the  Obligations or any  assignment or transfer of any thereof,  (c)
any furnishing of any additional security to Laurus or its assignees or any acceptance thereof or any release of any security by Laurus or its assignees,
(d) any limitation on any party's liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term
thereof,   (e)  any   bankruptcy,   insolvency,   reorganization,   composition,
adjustment, dissolution, liquidation or other like proceeding relating to any Company, or any action taken with respect to this Guaranty by any trustee, receiver, interim receiver or receiver and manager, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Laurus shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.

     3. Waivers.

          (a) This Guaranty is a guaranty of payment and not of collection. Laurus shall be under no obligation to institute suit, exercise rights or remedies or take any other action against any Company or any other person or entity liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and each of the Guarantors hereby waives any and all rights which it may have by statute or otherwise which would require Laurus to do any of the foregoing. The obligations of each Guarantor hereunder are independent of the Obligations and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Company or any other Guarantor or whether any Company or any other Guarantor is joined in any such action or actions. Each of the Guarantors further consents and agrees that Laurus shall be under no obligation to marshal any assets in favor of Guarantors, or against or in payment of any or all of the Obligations. Each of the undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Laurus, any Company and/or the undersigned with respect to the undersigned's obligations under this Guaranty, or which any Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

          (b) Each of the undersigned further waives (i) notice of the acceptance of this Guaranty, of the extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in any Company's financial condition or of any other fact which might materially increase

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     the risk of the  undersigned  and (ii)  presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

          (c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Laurus, the undersigned shall not be entitled to be subrogated to any of the rights of Laurus against any Company or against any collateral or guarantee or right of offset held by Laurus for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution, indemnification or reimbursement from any Company in respect of payments made by the undersigned hereunder, until all amounts owing to Laurus by each Company on account of the Obligations are indefeasibly paid in full and Laurus' obligation to extend credit pursuant to the Documents has been irrevocably terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and Laurus' obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for Laurus, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Laurus in the exact form received by the undersigned (duly endorsed by the undersigned to Laurus, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Laurus may determine, subject to the provisions of the Documents. Any and all present and future obligations and liabilities of each Company to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all Obligations of each Company to Laurus.

     4. Indemnity. As an original and independent obligation under this Guaranty, each Guarantor shall, jointly and severally:

          (a) indemnify Laurus and keep Laurus indemnified against any cost, loss, expense or liability of whatever kind resulting from the failure by any Company to make due and punctual payment of any of the Obligations or resulting from any of the Obligations being or becoming void, voidable, unenforceable or ineffective against any Company (including, but without limitation, all legal and other costs, charges and expenses incurred by Laurus, in connection with preserving or enforcing, or attempting to preserve or enforce, its rights under this Guaranty); and

          (b) pay on demand the amount of such cost, loss, expense or liability whether or not Laurus has attempted to enforce any rights against any Company or any other person or otherwise.

     5. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Laurus' possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Laurus (each such entity, an "Affiliate") shall be deemed held by Laurus or such Affiliate, as the case may be, as security for any and all of the

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undersigned's  obligations  and  liabilities  to Laurus and to any  Affiliate of
Laurus, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

     6. Representations and Warranties. Each of the undersigned hereby jointly and severally represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that:

          (a) Corporate Status. It is a corporation, partnership or limited liability company, as the case may be, duly formed, validly existing and in good standing under the laws of its jurisdiction of formation indicated on the signature page hereof and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

          (b) Authority and Execution. It has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Guaranty.

          (c) Legal, Valid and Binding Character. This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor's rights and general principles of equity that restrict the availability of equitable or legal remedies.

          (d) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to it or any contract, agreement or instrument to which it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than in favor of Laurus on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

          (e) Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by it, except to the extent that the failure to obtain any of the foregoing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

          (f) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or

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     affecting  it, or any of its  property  or  assets,  which,  in each of the foregoing cases, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

          (g) Financial Benefit. It has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents or other Obligation incurred by the Companies to Laurus.

          (h) Solvency. As of the date of this Guaranty, (a) the fair saleable value of its assets exceeds its liabilities and (b) it is meeting its current liabilities as they mature.

     7. Acceleration.

          (a) If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by any Company or any of the undersigned to Laurus, or either any Company or any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of any of the undersigned by the United States of America or Canada, or any respective department, agency, or instrumentality of either country, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Laurus' possession, or otherwise, any and all Obligations shall for purposes hereof, at Laurus' option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by any Company.

          (b) Each of the undersigned will promptly notify Laurus of any default by such undersigned in its respective performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Laurus shall have the right to accelerate such undersigned's obligations hereunder.

     8. Payments from Guarantors. Laurus, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

     9. Tax Gross Up. (a) Any and all payments by each Guarantor hereunder, and any amounts on account of interest or deemed interest, shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income or franchise taxes of Laurus by the jurisdiction in which such person is organized or has its principal office (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, "Taxes"). If any Guarantor shall be required to deduct any Taxes from or in respect of any sum payable hereunder to Laurus, (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including

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deductions  applicable to  additional  sums payable under this Section 9) Laurus shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

     (b) In addition, each Guarantor agrees to pay to the relevant governmental authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty ("Other Taxes"). Each Guarantor shall deliver to Laurus official receipts, if any, in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes or other evidence of payment reasonably acceptable to Laurus.

     (c) Each Guarantor hereby indemnifies and agrees to hold Laurus harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this Section 9) paid by such person, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within ten (10) days from the date on which any such person makes written demand therefore specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

     10. Costs. The undersigned shall pay on demand, all costs, fees and expenses (including, without limitation, expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Laurus hereunder or under any of the Obligations.

     11. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and each of the undersigned's successors and assigns, until all of the Obligations have been indefeasibly paid in full and Laurus' obligation to extend credit pursuant to the Documents has been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships, corporations or other entities in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, amalgamation, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Guaranty.

     12. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Laurus receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, interim receiver or receiver and manager, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Laurus, the undersigned's obligations to Laurus shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Laurus, which payment shall be due on demand.

     13. Books and Records. The books and records of Laurus showing the account between Laurus and each Company shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of

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establishing  the items therein set forth and shall constitute prima facie proof thereof.

     14. No Waiver. No failure on the part of Laurus to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Laurus of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Laurus or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Laurus at any time and from time to time.

     15. Waiver of Jury Trial. EACH OF THE UNDERSIGNED DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH OF THE UNDERSIGNED HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS, AND/OR ANY OF THE UNDERSIGNED ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, ANY DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     16.  Governing  Law;  Jurisdiction.  THIS  GUARANTY  CANNOT BE  CHANGED  OR
TERMINATED ORALLY, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. EACH OF THE UNDERSIGNED HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY OF THE UNDERSIGNED, ON THE ONE HAND, AND LAURUS, ON THE OTHER HAND, PERTAINING TO THIS GUARANTY OR ANY OF THE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE DOCUMENTS; PROVIDED, THAT EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LAURUS. EACH OF THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH UNDERSIGNED HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER

PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH UNDERSIGNED IN ACCORDANCE WITH SECTION 18 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH UNDERSIGNED'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     17. Judgment Currency. (a) If, for the purpose of obtaining or enforcing judgment against any Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this section referred to as the "Judgment Currency") an amount due under this Guaranty in any currency (the "Obligation Currency") other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the business day immediately preceding (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (b) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this section being hereinafter in this section referred to as the "Judgment Conversion Date").

     (b) If, in the case of any proceeding in the court of any jurisdiction referred to in the preceding paragraph, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, the Guarantors shall jointly and severally pay such adjusted amount as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from any Guarantor under this section shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Guaranty.

     18. Understanding With Respect to Waivers and Consents. Each Guarantor warrants and agrees that each of the waivers and consents set forth in this Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor otherwise may have against any Company, Laurus or any other person or entity or against any collateral. If, notwithstanding the intent of the parties that the terms of this Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

     19. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by each of the undersigned directly affected by such amendment and/or waiver and Laurus.

     21. Counterparts. This Guaranty may be executed in any number of counterparts which shall, collectively and separately constitute one agreement. Any signature delivered by a party by facsimile transmission or by sending a scanned copy by electronic mail shall be deemed an original signature hereto.

     22. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

     23. Successors. Laurus may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, Laurus may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Laurus, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Laurus shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Laurus has not disposed of, sold, assigned, or otherwise transferred.

     24. Joinder. It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of any Document, shall become a Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and/or as may be required by such joinder agreement and (z) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

     25. Release. Nothing except indefeasible payment in full of the Obligations shall release any of the undersigned from liability under this Guaranty.

     26. Remedies Not Exclusive. The remedies conferred upon Laurus in this Guaranty are intended to be in addition to, and not in limitation of any other remedy or remedies available to Laurus under applicable law or otherwise.

     27. Limitation of Obligations under this Guaranty. Each Guarantor and Laurus (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute (i) a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar federal, provincial or state law; or (ii) a preference or a preferential transfer for purposes of the BIA or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect in any bankruptcy, insolvency or similar proceeding with respect to any Company. To effectuate the foregoing intention, each Guarantor which is subject to the Bankruptcy Code, the Uniform Fraudulent Conveyence Act or any similar US Federal or state law and Laurus (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors (including this Guaranty), result in the Obligations of such Guarantor under this Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance, preference or preferential transfer.

     28. Amendment and Restatement. Each of the undersigned entered into a Subsidiary Guaranty dated December 13, 2005 in favor of Laurus (the "Original Subsidiary Guaranty"). As of the date of this Agreement, the terms, conditions, covenants, agreements, representations and warranties contained in the Original Subsidiary Guaranty shall be deemed amended and restated in their entirety as set forth in this Agreement and the Original Subsidiary Guaranty shall be consolidated with and into and superseded by this Agreement; provided, however, that nothing contained in this Agreement shall impair, limit or affect the guaranty heretofore granted under the Original Subsidiary Guaranty.

                        [REMAINDER OF THIS PAGE IS BLANK.
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

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date and year here above written.


                               EUGENE WELDING CO.


                               By:            /s/
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                               Address:
                                       ----------------------------------------
                               Telephone:
                                         --------------------------------------
                               Facsimile:
                                         --------------------------------------
                               State of Formation:
                                                  -----------------------------


                               STEELBANK TUBULAR INC.


                               By:            /s/
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                               Address:
                                       ----------------------------------------
                               Telephone:
                                         --------------------------------------
                               Facsimile:
                                         --------------------------------------
                               State of Formation:
                                                  -----------------------------


                               MTM ACQUISITION COMPANY


                               By:            /s/
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                               Address:
                                       ----------------------------------------
                               Telephone:
                                         --------------------------------------
                               Facsimile:
                                         --------------------------------------
                               State of Formation:
                                                  -----------------------------

                               JS&T ACQUISITION COMPANY


                               By:            /s/
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                               Address:
                                       ----------------------------------------
                               Telephone:
                                         --------------------------------------
                               Facsimile:
                                          --------------------------------------
                               State of Formation:
                                                  -----------------------------


                               FM, INC.


                               By:             /s/
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                               Address:
                                       ----------------------------------------
                               Telephone:
                                         --------------------------------------
                               Facsimile:
                                         --------------------------------------
                               State of Formation:
                                                  -----------------------------


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